UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 14, 2004

LEXAR MEDIA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-31103	33-0723123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47300 Bayside Parkway, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(510) 413-1200

47421 Bayside Parkway, Fremont, California 94538
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information contained in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933.

On October 14, 2004, Lexar Media, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is attached to this Current Report as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release issued by Lexar Media, Inc. dated October 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXAR MEDIA, INC.

Date: October 14, 2004	By:	/s/ Brian T. McGee
Brian T. McGee
Chief Financial Officer and Vice President, Finance

Exhibit Index

99.1	Press release issued by Lexar Media, Inc. dated October 14, 2004.